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                                                                    Exhibit 24.1

                               Power of Attorney

     WHEREAS, True North Communications Inc., a Delaware corporation (the "Corporation"), proposes to register up to 1,750,000 shares of common stock $.33-1/3 par value, of the Corporation (the "Shares") (issued in connection with the acquisition of The Financial Relations Board) with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, by filing a Registration Statement on Form S-3 (the "Registration Statement") with respect to the Shares.

     NOW THEREFORE, each person whose signature appears below constitutes and appoints Bruce Mason, Donald L. Seeley and Theodore J. Theophilos, and each of them, his or her true and lawful attorney-in-fact with full power of substitution and resubstitution, in any and all capacities, to sign the Registration Statement and any amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto, and other documents in connection therewith with the authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                 Name                               Date Signed

 /s/ Charles D. Peebler, Jr.                      March 3, 1999
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 Charles D. Peebler, Jr.

 /s/ David A. Bell                                March 3, 1999
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 David A. Bell

 /s/ Ronald W. Bess                               March 3, 1999
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 Ronald W. Bess

 /s/Donald M. Elliman, Jr.                        March 3, 1999
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 Donald M. Elliman, Jr.

 /s/ W. Grant Gregory                             March 3, 1999
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 W. Grant Gregory

 /s/ Leo-Arthur Kelmenson                         March 3, 1999
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 Leo-Arthur Kelmenson

 /s/ Richard P. Mayer                             March 3, 1999
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 Richard P. Mayer

 /s/ Michael E. Murphy                            March 3, 1999
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 Michael E. Murphy

 /s/ J. Brendan Ryan                              March 3, 1999
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 J. Brendan Ryan

 /s/ Marilyn R. Seymann                           March 3, 1999
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 Marilyn R. Seymann

 /s/ Stephen T. Vehslage                          March 2, 1999
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 Stephen T. Vehslage